UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

APPLIED MICRO CIRCUITS CORPORATION

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APPLIED MICRO CIRCUITS CORPORATION

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.
This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

Stockholder Meeting to be held on 08/19/08

Proxy Material Available
•	Notice and Proxy Statement

•	Form 10K

•	Annual Report

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 08/05/08.

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit:
www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET	- www.proxyvote.com
2) BY TELEPHONE	- 1-800-579-1639
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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	08/19/08
Meeting Time:	10:00 A.M. local time
For holders as of :	06/23/08

Meeting Location:

Corporate Office
215 Moffett Park Dr.
Sunnyvale, CA 94089

Meeting Directions:

For Meeting Directions Please Call:
858-535-4217

How To Vote

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

                             Voting items
THE GOVERNANCE AND NOMINATING COMMITTEE RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED BELOW
1.	To elect as Directors of Applied Micro Circuits Corporation the nominees listed below.

Nominees:

01)	Cesar Cesaratto	05)	Fred Shlapak
02)	Donald Colvin	06)	Arthur B. Stabenow
03)	Kambiz Y. Hooshmand	07)	Julie H. Sullivan, Ph.D.
04)	Niel Ransom, Ph.D.
THE AUDIT COMMITTEE RECOMMENDS A VOTE “FOR” PROPOSAL 2
2.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2009.

3.	To conduct any other business properly brought before the meeting.
These items of business are more fully described in the proxy statement that is available to you on the Internet. The record date for the annual meeting is June 23, 2008. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.